-more- Date: February 8, 2017 Media Contact: Investor Contacts: Michael Kinney Joanne Fairechio 732-938-1031 732-378-4967 mkinney@njresources.com jfairechio@njresources.com - or - Dennis Puma 732-938-1229 dpuma@njresources.com NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE WALL, N.J. — New Jersey Resources (NYSE: NJR) today reported results for the first quarter of fiscal 2017 and reaffirmed net financial earnings (NFE) guidance for fiscal 2017 of $1.65 to $1.75 per share. Net income for the first quarter of fiscal 2017 totaled $34.9 million, or $.41 per share, compared with $50.3 million, or $.59 per share, during the same period in fiscal 2016. First-quarter fiscal 2017 NFE totaled $40.4 million, or $.47 per share, compared with $51.3 million, or $.60 per share, during the first quarter of fiscal 2016. “Our results for the first quarter were consistent with our expectations, and we are confident in our ability to achieve our fiscal 2017 earnings guidance,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “Our outlook is supported by our new base rates, continued customer growth and our growing portfolio of clean energy assets that will allow us to deliver expected performance this year.”

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 2 of 16 -more- A reconciliation of net income to NFE for the first quarter of fiscal years 2017 and 2016 is provided below. Three Months Ended December 31, (Thousands) 2016 2015 Net income $ 34,929 $ 50,282 Add: Unrealized loss (gain) on derivative instruments and related transactions 28,302 (1,135) Tax effect (9,757) 413 Effects of economic hedging related to natural gas inventory (17,939) 3,813 Tax effect 6,204 (1,385) Net income to NFE tax adjustment (1,356) (721) Net financial earnings $ 40,383 $ 51,267 Weighted Average Shares Outstanding Basic 86,084 85,675 Diluted 86,855 86,676 Basic earnings per share $ 0.41 $ 0.59 Add: Unrealized loss (gain) on derivative instruments and related transactions 0.33 (0.01) Tax effect (0.11) 0.01 Effects of economic hedging related to natural gas inventory (0.21) 0.04 Tax effect 0.07 (0.02) Net income to NFE tax adjustment (0.02) (0.01) Basic NFE per share $ 0.47 $ 0.60 NFE is a financial measure not calculated in accordance with generally accepted accounting principles (GAAP) of the United States as it excludes all unrealized, and certain realized, gains and losses associated with derivative instruments, net of applicable tax adjustments. For further discussion of this financial measure, please see the explanation below under “Non-GAAP Financial Information.” A table detailing NFE for the three months ended December 31 of fiscal years 2017 and 2016 is provided below. Three Months Ended December 31, (Thousands) 2016 2015 Net Financial Earnings New Jersey Natural Gas $ 30,348 $ 30,926 NJR Energy Services 3,487 10,304 NJR Clean Energy Ventures 2,842 7,652 NJR Midstream 2,387 2,344 NJR Home Services and Other 1,542 259 Sub-total 40,606 51,485 Eliminations (223) (218) Total $ 40,383 $ 51,267

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 3 of 16 -more- ▪ NJR Reaffirms Fiscal 2017 NFE Guidance NJR reaffirmed fiscal 2017 NFE guidance of $1.65 to $1.75 per share, subject to the risks and uncertainties identified below under “Forward-Looking Statements.” In providing fiscal 2017 NFE guidance, management is aware there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and, therefore, is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NJR expects its regulated businesses to generate between 60 to 75 percent of total NFE, with New Jersey Natural Gas (NJNG) continuing to be the largest contributor. The following chart represents NJR’s current expected contributions from its subsidiaries for fiscal 2017: Company Expected Fiscal 2017 Net Financial Earnings Contribution New Jersey Natural Gas 55 to 65 percent NJR Midstream 5 to 10 percent Total Regulated 60 to 75 percent NJR Clean Energy Ventures 15 to 25 percent NJR Energy Services 5 to 15 percent NJR Home Services 1 to 3 percent ▪ New Jersey Natural Gas Reports Steady Performance; Expects Solid Year-Over-Year Growth NJNG, the company’s regulated utility, reported first-quarter fiscal 2017 NFE of $30.3 million, compared with $30.9 million during the same period in fiscal 2016. The modestly lower results were driven primarily by lower Basic Gas Service Supply (BGSS) incentive margin and higher operating and maintenance expenses, which were mostly offset by increases in utility gross margin from higher base rates and customer growth. Through our Conservation Incentive Program (CIP) rate mechanism, which insulates the company from declines in utility gross margin related to weather and customer usage, NJNG earns gross margin on the basis of throughput. As such, approximately 65 percent of utility firm gross margin is earned during the heating season of November through March. NJNG generated 28 percent of its utility gross margin during the first quarter. NJNG typically earns approximately 42 percent of its utility gross margin during the second fiscal quarter. As a result, the majority of the benefit of the base rate case will be realized in the second fiscal quarter. For fiscal 2017, using the midpoint of our guidance range for NJNG, compared with the prior year’s financial results, we expect to achieve year-over-year NFE growth of approximately 10 to 15 percent. During the first quarter of fiscal 2017, NJNG added 1,866 new customers compared with 2,046 during the same period of fiscal 2016. The slightly lower customer additions, compared with the prior year, reflects timing associated with adding planned residential conversion customers. For fiscal 2017, NJNG plans to

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 4 of 16 -more- invest $33.3 million to add 8,300 new and conversion customers, who are expected to contribute approximately $5 million annually to utility gross margin. NJNG expects to invest between $100 million to $110 million to add a total of 24,000 to 27,000 new customers between fiscal 2017 and 2019, representing an annual new customer growth rate of approximately 1.6 percent and an increase in utility gross margin of approximately $15 million. For more information on utility gross margin, please see “Non-GAAP Financial Information” below. ▪ Infrastructure Update Safety Acceleration and Facilities Enhancement (SAFE) Program II During the first quarter of fiscal 2017, NJNG invested $8.6 million in SAFE II, a five-year program designed to replace the remaining 276 miles of unprotected steel main and associated services in its distribution system. As part of this program, NJNG will earn an Allowance for Funds Used During Construction rate on its invested capital during construction, and request rate increases for the approved $157.5 million of SAFE II spending in annual filings, which is consistent with the company’s other regulatory programs. As a condition of the New Jersey Board of Public Utilities’ (BPU) approval, NJNG is required to file a base rate case no later than November 2019. New Jersey Reinvestment in System Enhancement (NJ RISE) Program NJ RISE, a five-year, $102.5 million investment, consists of six capital projects that will strengthen the overall safety, reliability and resiliency of NJNG’s natural gas distribution systems and improve its service disruption response. Since the inception of NJ RISE in 2014, NJNG has invested $19 million in the program, including those expenditures made during the first quarter of fiscal 2017. These system enhancements are designed to help reduce the impact of future major weather events and align with New Jersey’s directive for improved energy resiliency and preparedness. As part of the six capital projects, NJNG has installed nearly 7,600 of an expected 35,000 excess flow valves in storm-prone areas of its service territory to date. These valves restrict the flow of natural gas when there is a change in pressure on the service line. In addition, construction of a secondary feed into Sea Bright is expected to be completed in fiscal 2017. The remaining four projects are in the design and/or permitting phases with all projects scheduled for completion by fiscal 2019. Southern Reliability Link (SRL) The SRL, approved by the BPU in Board Orders issued in January and March 2016, continues to progress through the permitting process. The 30-mile transmission pipeline project will serve as a second major feed into NJNG’s system to support the safe, reliable delivery of natural gas to our customers. The SRL will diversify NJNG’s supplier base and strengthen overall system resiliency, benefiting over one million people in Ocean, Monmouth and Burlington counties. ▪ The SAVEGREEN Project® (SAVEGREEN) Saves Customers Energy and Money In the first quarter of fiscal 2017, SAVEGREEN, NJNG’s energy-efficiency program, invested $3.7 million in grants and financing options to help customers make affordable upgrades to high-efficiency natural gas

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 5 of 16 -more- equipment. Since its inception in 2009, NJNG has invested $140.3 million in SAVEGREEN, helping more than 46,000 NJNG customers reduce energy consumption and lower their bills. The program runs through December 31, 2018 and directly supports New Jersey’s Energy Master Plan. In addition, SAVEGREEN has generated over $345 million in economic activity by working with the more than 2,500 contractors who have participated in the project. Over the life of the program, NJNG has approval to invest nearly $220 million in SAVEGREEN and is authorized to earn an overall return on its investments, ranging from 6.69 to 7.76 percent, with a return on equity (ROE) that ranges from 9.75 to 10.3 percent. The recovery period varies from two to 10 years, depending on the type of investment. ▪ Basic Gas Supply Service Incentive Programs Contribute to Earnings In the first quarter of fiscal 2017, NJNG’s gross margin-sharing BGSS incentive programs, which include off-system sales, capacity release and storage incentives, contributed $3.8 million to utility gross margin, compared with $4.5 million during the same period in fiscal 2016. The lower results were due to a decrease in the value of capacity and lower volumes associated with the capacity release program, compared with the previous year. NJNG shares the utility gross margin earned from these incentive programs with customers and shareowners, following formula authorized by the BPU. Since their inception in 1992, these incentive programs have saved customers approximately $894 million and added an average of $.05 per share annually. ▪ NJR Energy Services Annual Results Expected Within Guidance Range NJR Energy Services (NJRES), NJR’s wholesale energy services provider, reported first-quarter fiscal 2017 NFE of $3.5 million, compared with $10.3 million during the same period in fiscal 2016. The weather in the first quarter of fiscal 2017 was approximately 6 percent warmer than normal, which combined with the timing of hedges, led to the quarter-over-quarter decline. We remain confident that NJRES will contribute to NFE within its fiscal 2017 guidance range. ▪ NJR Clean Energy Ventures Contributes to Earnings; Strong Demand for Residential Solar Continues NJR Clean Energy Ventures (NJRCEV), the unregulated clean energy subsidiary of NJR, reported NFE of $2.8 million in the first quarter of fiscal 2017 compared with $7.7 million during the same period in fiscal 2016. The results for the quarter reflect higher depreciation and interest expense, as well as the timing of tax credits recognized compared with the same period last year. A further discussion of tax credits, which is the largest contributor to the decline, and NJR’s effective tax rate are provided below. NJRCEV expects solar-related capital expenditures for investment tax credit (ITC) eligible projects during fiscal 2017 to be between $90 million and $110 million, compared with $85.6 million ITC-eligible projects during fiscal 2016. The higher level of solar capital investment will deliver increased ITCs for fiscal 2017.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 6 of 16 -more- Importantly, nearly all of the solar renewable energy credit (SREC) sales in fiscal 2017 from our in-service solar facilities are hedged. NJRCEV expects fiscal 2017 revenue from SREC sales to be 17 percent higher, compared with fiscal 2016. Taken together, our increasing number of SRECs, tax credits, hedging strategy and earnings from wind investments, support our belief that NJRCEV will perform within the expected guidance range for fiscal 2017, representing year-over-year growth of approximately 5 to 10 percent. NJRCEV’s commercial solar capital expenditures for fiscal 2017 are fully committed and construction has begun on a series of new commercial solar projects for the Brick Township Board of Education in Ocean County, New Jersey. In total, the $6.6 million investment represents 2.5 megawatts (MWs) of capacity and is expected to be completed in the summer of 2017. Additionally, three new commercial projects, totaling 24.4 MW, are planned for completion during fiscal 2017. Demand remains strong for NJRCEV’s residential solar program. The Sunlight Advantage® added 314 residential customers during the first three months of fiscal 2017, totaling 2.8 MWs of capacity, compared with 84 customers and 0.7 MWs of capacity during the same period in fiscal 2016. The Sunlight Advantage currently provides savings to approximately 5,400 eligible homeowners through both roof- and ground- mounted solar systems, with no upfront installation or maintenance costs. NJRCEV plans to invest $35.4 million in residential solar systems in fiscal 2017, compared with $34.3 million in fiscal 2016. ▪ Ringer Hill Wind Farm Completed Construction was completed at the Ringer Hill Wind Farm in December 2016. NJRCEV invested $88.9 million to construct, own and operate the Somerset County, Pennsylvania wind farm, which consists of 14 General Electric turbines, with a total capacity of 39.9 MWs. The majority of the energy produced is hedged under a 15-year agreement. We expect to earn a total return of approximately 15 percent on this investment. NJRCEV’s onshore wind capacity now totals 126.6 MWs. ▪ Steady NJR Midstream Results NJR Midstream, the company’s natural gas midstream asset segment, reported NFE of $2.4 million in the first quarter of fiscal 2017, compared with $2.3 million during the same period in fiscal 2016. These results were due primarily to slightly higher dividend income from its investment in Dominion Midstream Partners, LP (NYSE: DM), a master limited partnership that owns several Federal Energy Regulatory Commission (FERC)-regulated assets. NJR Midstream’s investments include its 50 percent equity ownership in Steckman Ridge, jointly owned with Spectra Energy, as well as a 20 percent interest in the proposed PennEast Pipeline. This 120-mile pipeline is designed to bring lower cost natural gas produced in the Marcellus Shale region to homes and businesses in Pennsylvania and New Jersey, and provide greater system reliability for local utilities. PennEast filed a formal application with FERC in the fourth quarter of fiscal 2015 and currently estimates the system will be in service by the first quarter of fiscal 2019. Based on FERC’s most recent schedule for the completion of the final Environmental Impact Statement (EIS) for PennEast, FERC has scheduled the Notice of Availability of the final EIS for April 7, 2017, and the 90-day Federal Authorization Decision Deadline for July 7, 2017.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 7 of 16 -more- ▪ NJR Home Services Reports Results NJR Home Services (NJRHS), the company’s unregulated retail and appliance service subsidiary, reported a net financial loss of $848,000 in the first quarter of fiscal 2017, compared with a net financial loss of $443,000 during the same period in fiscal 2016. Net financial losses are typical for NJRHS during the first six months of the fiscal year due to the timing of service contract revenue recognition. NJRHS offers home comfort solutions including service contracts for heating and cooling systems, HVAC installations, plumbing and electrical services, standby generators and solar lease and purchase plans. NJRHS’ service territory includes Monmouth, Ocean, Middlesex, Morris, Sussex, Warren and Hunterdon counties in New Jersey. ▪ Tax Credits and NJR’s Effective Tax Rate NJR’s effective tax rate is significantly impacted by the amount of tax credits that are forecasted to be earned during the fiscal year. GAAP requires NJR to estimate its annual effective tax rate and use this rate to calculate its year-to-date tax provision. Based on projects completed in the first quarter, NJRCEV’s forecast of projects to be completed for the balance of the fiscal year and related ITCs, as well as projected GAAP pre-tax income for the year, NJR’s estimated annual effective tax rate is 8.7 percent, compared with 14.7 percent during the same period the previous year. Accordingly, $7.4 million related to tax credits, net of deferred taxes, were recognized in the first quarter of fiscal 2017, compared with $10.1 million, net of deferred taxes, in the same period last year. For NFE purposes, the effective tax rate for fiscal 2017 is estimated at 14.7 percent and $7.1 million of tax credits were recognized in the first fiscal quarter, compared with $9.6 million last year. For a further discussion of this tax adjustment and reconciliation to the most comparable GAAP measure, please see the explanation below under “Non-GAAP Financial Information.” The estimated effective tax rate is based on information and assumptions that are subject to change, and may have a material impact on quarterly and annual NFE. Factors considered by management in estimating completion of projects during the fiscal year include, but are not limited to, board of directors’ approval, regulatory approval, execution of various contracts, including power purchase agreements, construction logistics, permitting and interconnection completion. See the “Forward-Looking Statements” section of this news release for further information regarding the inherent risks associated with solar investments. Webcast Information NJR will host a live webcast to discuss its financial results today at 10 a.m. EST. A few minutes prior to the webcast, go to njresources.com and select “Investor Relations,” then scroll down to the “Events & Presentations” section and click on the webcast link.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 8 of 16 -more- Forward-Looking Statements This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this release include, but are not limited to, certain statements regarding NJR’s NFE guidance for fiscal 2017, forecasted contribution of business segments to fiscal 2017 NFE, future NJNG customer growth, future NJNG capital expenditures and infrastructure investments, NJRCEV’s onshore wind and solar investments, the results of future base rate cases, earnings growth, and the PennEast Pipeline project. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in NJR’s service territory and their effect on NJR’s customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG’s BGSS incentive programs, NJRES operations and on our risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our Company; the impact of volatility in the credit markets on our access to capital; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals such as the PennEast Pipeline project, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments and NJNG’s infrastructure projects in a timely manner; risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership; risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs and PTCs, the future market for Solar Renewable Energy Credits (SRECs) and electricity prices, and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG’s costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through future base rate case filings; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 9 of 16 -more- state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; the impact of a disallowance of recovery of environmental- related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities and other extreme events on our operations and customers. The aforementioned factors are detailed in the “Risk Factors” sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 22, 2016, which is available on the SEC’s website at sec.gov. Information included in this release is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. Non-GAAP Financial Information This news release includes the non-GAAP financial measures NFE (losses), financial margin and utility gross margin. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of the NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G. NFE (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES, net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial instruments and physical commodity contracts is reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales, expenses and other taxes and regulatory rider expenses, which are key components of NJR’s operations that move in relation to each other. Natural gas costs, sales, expenses and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin. Management uses these non- GAAP financial measures as supplemental measures to other GAAP results to provide a more complete understanding of NJR’s performance. Management believes these non-GAAP financial measures are more reflective of NJR’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. A reconciliation of all non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP, can be found below. For a full discussion of NJR’s non-GAAP financial measures, please see NJR’s 2016 Form 10-K, Item 7.

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 10 of 16 -more- About New Jersey Resources New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is comprised of five primary businesses: • New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,300 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Burlington, Morris and Middlesex counties. • NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America. • NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity of nearly 280 megawatts, providing residential and commercial customers with low- carbon solutions. • NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its 50 percent equity ownership in the Steckman Ridge natural gas storage facility and its stake in Dominion Midstream Partners, L.P., as well as its 20 percent equity interest in the PennEast Pipeline Project. • NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey. NJR and its more than 1,000 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®. For more information about NJR: Visit www.njresources.com. Follow us on Twitter @NJNaturalGas. “Like” us on facebook.com/NewJerseyNaturalGas. Download our free NJR investor relations app for iPad, iPhone and Android. NJR-E

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 11 of 16 -more- NEW JERSEY RESOURCES CONSOLIDATED STATEMENTS OF OPERATIONS Three Months Ended December 31, (Thousands, except per share data) 2016 2015 OPERATING REVENUES Utility $ 185,556 $ 151,606 Nonutility 355,472 292,652 Total operating revenues 541,028 444,258 OPERATING EXPENSES Gas purchases Utility 61,320 46,665 Nonutility 337,932 254,088 Related parties 2,111 2,074 Operation and maintenance 52,228 46,233 Regulatory rider expenses 12,601 9,628 Depreciation and amortization 19,260 16,482 Energy and other taxes 14,101 9,637 Total operating expenses 499,553 384,807 OPERATING INCOME 41,475 59,451 Other income, net 3,776 1,924 Interest expense, net 10,615 6,777 INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF AFFILIATES 34,636 54,598 Income tax provision 2,018 6,722 Equity in earnings of affiliates 2,311 2,406 NET INCOME $ 34,929 $ 50,282 EARNINGS PER COMMON SHARE Basic $ 0.41 $ 0.59 Diluted $ 0.40 $ 0.58 DIVIDENDS DECLARED PER COMMON SHARE $ 0.255 $ 0.240 AVERAGE SHARES OUTSTANDING Basic 86,084 85,675 Diluted 86,855 86,676

NEW JERSEY RESOURCES REPORTS FISCAL 2016 RESULTS AND ANNOUNCES FISCAL 2017 EARNINGS GUIDANCE Page 12 of 16 RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES Three Months Ended December 31, (Thousands) 2016 2015 NEW JERSEY RESOURCES A reconciliation of net income, the closest GAAP financial measurement, to net financial earnings, is as follows: Net income $ 34,929 $ 50,282 Add: Unrealized loss (gain) on derivative instruments and related transactions 28,302 (1,135) Tax effect (9,757) 413 Effects of economic hedging related to natural gas inventory (17,939) 3,813 Tax effect 6,204 (1,385) Net income to NFE tax adjustment (1,356) (721) Net financial earnings $ 40,383 $ 51,267 Weighted Average Shares Outstanding Basic 86,084 85,675 Diluted 86,855 86,676 A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share, is as follows: Basic earnings per share $ 0.41 $ 0.59 Add: Unrealized loss (gain) on derivative instruments and related transactions $ 0.33 $ (0.01) Tax effect $ (0.11) $ 0.01 Effects of economic hedging related to natural gas inventory $ (0.21) $ 0.04 Tax effect $ 0.07 $ (0.02) Net income to NFE tax adjustment $ (0.02) $ (0.01) Basic NFE per share $ 0.47 $ 0.60 NATURAL GAS DISTRIBUTION A reconciliation of operating revenue, the closest GAAP financial measurement, to utility gross margin is as follows: Operating revenues $ 185,556 $ 151,606 Less: Gas purchases 64,186 45,243 Energy and other taxes 10,882 6,908 Regulatory rider expense 12,601 9,628 Utility gross margin $ 97,887 $ 89,827

NEW JERSEY RESOURCES REPORTS FISCAL 2016 RESULTS AND ANNOUNCES FISCAL 2017 EARNINGS GUIDANCE Page 13 of 16 Three Months Ended December 31, (Thousands) 2016 2015 NJR ENERGY SERVICES The following table is a computation of financial margin: Operating revenues $ 337,181 $ 278,693 Less: Gas purchases 339,087 260,239 Add: Unrealized loss (gain) on derivative instruments and related transactions 30,592 (2,387) Effects of economic hedging related to natural gas inventory (17,939) 3,813 Financial margin $ 10,747 $ 19,880 A reconciliation of operating income, the closest GAAP financial measurement, to financial margin is as follows: Operating (loss) income $ (7,395) $ 14,437 Add: Operation and maintenance expense 5,018 3,757 Depreciation and amortization 16 23 Other taxes 455 237 Subtotal (1,906) 18,454 Add: Unrealized loss (gain) on derivative instruments and related transactions 30,592 (2,387) Effects of economic hedging related to natural gas inventory (17,939) 3,813 Financial margin $ 10,747 $ 19,880 A reconciliation of net income to net financial earnings, is as follows: Net (loss) income $ (4,790) $ 9,396 Add: Unrealized loss (gain) on derivative instruments and related transactions 30,592 (2,387) Tax effect (10,580) 867 Effects of economic hedging related to natural gas, net of taxes (17,939) 3,813 Tax effect 6,204 (1,385) Net financial earnings $ 3,487 $ 10,304 CLEAN ENERGY VENTURES A reconciliation of net income to net financial earnings, is as follows: Net income $ 4,198 $ 8,373 Add: Net income to NFE tax adjustment (1,356) (721) Net financial earnings $ 2,842 $ 7,652

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 14 of 16 Three Months Ended December 31, (Thousands, except per share data) 2016 2015 NEW JERSEY RESOURCES Operating Revenues Natural Gas Distribution $ 185,556 $ 151,606 Energy Services 337,181 278,693 Clean Energy Ventures 7,567 7,794 Midstream — — Home Services and Other 10,006 9,573 Sub-total 540,310 447,666 Eliminations 718 (3,408) Total $ 541,028 $ 444,258 Operating Income (Loss) Natural Gas Distribution $ 51,372 $ 47,707 Energy Services (7,395) 14,437 Clean Energy Ventures (4,293) (1,426) Midstream (156) (151) Home Services and Other (1,456) (1,030) Sub-total 38,072 59,537 Eliminations 3,403 (86) Total $ 41,475 $ 59,451 Equity in Earnings of Affiliates Midstream $ 3,331 $ 3,545 Eliminations (1,020) (1,139) Total $ 2,311 $ 2,406 Net Income (Loss) Natural Gas Distribution $ 30,348 $ 30,926 Energy Services (4,790) 9,396 Clean Energy Ventures 4,198 8,373 Midstream 2,387 2,344 Home Services and Other 1,542 259 Sub-total 33,685 51,298 Eliminations 1,244 (1,016) Total $ 34,929 $ 50,282 Net Financial Earnings Natural Gas Distribution $ 30,348 $ 30,926 Energy Services 3,487 10,304 Clean Energy Ventures 2,842 7,652 Midstream 2,387 2,344 Home Services and Other 1,542 259 Sub-total 40,606 51,485 Eliminations (223) (218) Total $ 40,383 $ 51,267 Throughput (Bcf) NJNG, Core Customers 32.8 30.0 NJNG, Off System/Capacity Management 43.6 55.9 NJRES Fuel Mgmt. and Wholesale Sales 126.2 132.7 Total 202.6 218.6 Common Stock Data Yield at December 31 2.9% 2.9% Market Price High $ 37.30 $ 34.07 Low $ 30.46 $ 28.02 Close at December 31 $ 35.50 $ 32.96 Shares Out. at December 31 86,196 85,809 Market Cap. at December 31 $ 3,059,966 $ 2,828,268

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 15 of 16 Three Months Ended (Unaudited) December 31, (Thousands, except customer & weather data) 2016 2015 NATURAL GAS DISTRIBUTION Utility Gross Margin Operating revenues $ 185,556 $ 151,606 Less: Gas purchases 64,186 45,243 Energy and other taxes 10,882 6,908 Regulatory rider expense 12,601 9,628 Total Utility Gross Margin $ 97,887 $ 89,827 Utility Gross Margin, Operating Income and Net Income Residential $ 62,498 $ 55,076 Commercial, Industrial & Other 13,696 13,279 Firm Transportation 16,285 15,547 Total Firm Margin 92,479 83,902 Interruptible 1,624 1,390 Total System Margin 94,103 85,292 Off System/Capacity Management/FRM/Storage Incentive 3,784 4,535 Total Utility Gross Margin 97,887 89,827 Operation and maintenance expense 33,218 29,628 Depreciation and amortization 12,030 11,238 Other taxes not reflected in gross margin 1,267 1,254 Operating Income $ 51,372 $ 47,707 Net Income $ 30,348 $ 30,926 Throughput (Bcf) Residential 12.6 8.9 Commercial, Industrial & Other 2.4 1.7 Firm Transportation 4.5 3.4 Total Firm Throughput 19.5 14.0 Interruptible 13.3 16.0 Total System Throughput 32.8 30.0 Off System/Capacity Management 43.6 55.9 Total Throughput 76.4 85.9 Customers Residential 451,587 441,464 Commercial, Industrial & Other 27,995 27,240 Firm Transportation 45,847 47,536 Total Firm Customers 525,429 516,240 Interruptible 34 35 Total System Customers 525,463 516,275 Off System/Capacity Management* 30 27 Total Customers 525,493 516,302 *The number of customers represents those active during the last month of the period. Degree Days Actual 1,494 1,082 Normal 1,589 1,629 Percent of Normal 94.0% 66.4%

NEW JERSEY RESOURCES REPORTS FISCAL 2017 FIRST-QUARTER RESULTS AND REAFFIRMS EARNINGS GUIDANCE Page 16 of 16 Three Months Ended (Unaudited) December 31, (Thousands, except customer, SREC and megawatt) 2016 2015 ENERGY SERVICES Operating Income Operating revenues $ 337,181 $ 278,693 Less: Gas purchases 339,087 260,239 Operation and maintenance expense 5,018 3,757 Depreciation and amortization 16 23 Energy and other taxes 455 237 Operating (Loss) Income $ (7,395) $ 14,437 Net (Loss) Income $ (4,790) $ 9,396 Financial Margin $ 10,747 $ 19,880 Net Financial Earnings $ 3,487 $ 10,304 Gas Sold and Managed (Bcf) 126.2 132.7 CLEAN ENERGY VENTURES Operating Revenues SREC sales $ 2,486 $ 4,604 Electricity sales 3,789 2,133 Other 1,292 1,057 Total Operating Revenues $ 7,567 $ 7,794 Depreciation and Amortization $ 7,041 $ 5,110 Operating (Loss) $ (4,293) $ (1,426) Income Tax Benefit $ 11,887 $ 11,734 Net Income $ 4,198 $ 8,373 Net Financial Earnings $ 2,842 $ 7,652 Solar Renewable Energy Certificates Generated 41,443 35,014 Solar Renewable Energy Certificates Sold 10,319 21,182 Solar Megawatts Eligible for ITCs 2.8 0.7 Solar Megawatts Under Construction 3.9 18.8 Wind Megawatts Installed/Acquired 39.9 50.7 Wind Megawatts Under Construction — 39.9 MIDSTREAM Equity in Earnings of Affiliates $ 3,331 $ 3,545 Other Income $ 917 $ 632 Income tax provision $ 1,649 $ 1,640 Net Income $ 2,387 $ 2,344 HOME SERVICES AND OTHER Operating Revenues $ 10,006 $ 9,573 Operating (Loss) $ (1,456) $ (1,030) Other income, net $ 2,827 $ 159 Net Income $ 1,542 $ 259 Total Service Contract Customers at December 31 113,285 116,099